Exhibit 99.1

Del Frisco’s Restaurant Group Issues Statement Regarding

Letter Received from Engaged Capital

IRVING, Texas, December 6, 2018 – Del Frisco’s Restaurant Group, Inc. (“Del Frisco’s” or “the Company”) (NASDAQ: DFRG) today issued the following statement regarding the publicly released letter from Engaged Capital, LLC to the Company’s Board of Directors (“Board”):

“Del Frisco’s is committed to maximizing long-term value for all shareholders. While we do not agree with certain characterizations of events or of our business and operations contained in the letter that we received from Engaged Capital, the Company values constructive input toward the goal of enhancing shareholder value.

The Board and management continually evaluate ideas to drive shareholder value and are committed to acting in the best interests of all of our shareholders. Del Frisco’s will maintain an open and active dialogue with its shareholders, including Engaged Capital, as the Board and management continue to take actions to position the Company for growth and success.”

About Del Frisco’s Restaurant Group, Inc.

Based in Irving, Texas, Del Frisco’s Restaurant Group, Inc. is a collection of 71 restaurants across 16 states and Washington, D.C., including Del Frisco’s Double Eagle Steakhouse, Barcelona Wine Bar, bartaco, and Del Frisco’s Grille.

Del Frisco’s Double Eagle Steakhouse serves flawless cuisine that’s bold and delicious, and offers an extensive award-winning wine list and level of service that reminds guests that they’re the boss. Barcelona serves tapas both simple and elegant, using the best seasonal picks from local markets and unusual specialties from Spain and the Mediterranean, and offers an extensive selection of wines from Spain and South America featuring over 40 wines by the glass. bartaco combines fresh, upscale street food and award-winning cocktails made with artisanal spirits and freshly-squeezed juices with a coastal vibe in a relaxed environment. Del Frisco’s Grille is modern, inviting, stylish and fun, taking the classic bar and grill to new heights, and drawing inspiration from bold flavors and market-fresh ingredients.

For further information about our restaurants, to make reservations, or to purchase gift cards, please visit: www.DelFriscos.com, www.BarcelonaWineBar.com, www.bartaco.com, and www.DelFriscosGrille.com. For more information about Del Frisco’s Restaurant Group, Inc., please visit www.DFRG.com.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” “will,” “should,” “would,” “may” and “could” or similar words or expressions are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. Important risks, assumptions and other important factors that could cause future results to differ materially from those expressed in the forward-looking statements are specified in Del Frisco’s Annual Report on Form 10-K for the year ended December 26, 2017 and its Quarterly Report on Form 10-Q for the period ended September 25, 2018 under headings such as “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other filings and furnishings made by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

Contact:

Investor Relations

Raphael Gross, ICR

investorrelations@dfrg.com

203.682.8253

Media Contact:

Phil Denning, ICR

Phil.Denning@icrinc.com

646-277-1258